“NWBI” NASDAQGS Market Price - $18.03 as of 12/31/16 April 19, 2017 Exhibit 99.1

Forward Looking Statements • This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. • These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.. • The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions; • inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully integrate acquired entities, if any; • changes in consumer spending, borrowing and savings habits; • changes in our organization, compensation and benefit plans; • our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans; • possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; • the level of future deposit premium assessments; • the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; • the impact of the current governmental effort to restructure the U.S. financial and regulatory system; • changes in the financial performance and/or condition of our borrowers; and • the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and • Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters. • Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. 2

Attractive Franchise 3

Corporate Profile and Overview • 176 full service retail banking locations • 2,466 full-time equivalent employees (2,145 full-time and 321part-time employees) • Total assets of $9.62 billion • Net loans of $7.50 billion • Deposits of $7.88 billion • Tangible shareholders’ equity of $831 million Market Capitalization • Market capitalization of $1.81 billion* 4 * Based on a market price of $18.03 per share.

BUFFALO BRANCH ACQUISITION September 9, 2016 A Transformational Deal

Acquisition of 18 Offices in Erie and Niagara Counties, NY Background • 18 offices with deposits of $1.643 billion, an average of $91.2 million per office. Average cost of deposits was .19%. 38.5% of the deposits were in checking accounts. • $460 million of performing consumer, residential real estate and commercial loans. Average yield of 4.70%. • $455 million of wealth management assets. • Premium paid for the deposits was $76.5 million, or 4.50% of deposits. • Paid book value for the fixed assets and real estate which was comparable to market value.

Acquisition of 18 Offices in Erie and Niagara Counties, NY Value Provided • Moved Northwest from #6 to #4 in market share behind M&T, Key and Bank of America (M&T and Key combined have 75% market share, with Bank of America and Northwest hovering around 5%.) • Increased our average deposits per office by $5.1 million, or 12.1%, to $44.8 million. • Lowered our cost of funds by approximately 35 basis points, saving the company approximately $20.0 million annually in interest expense. • Increased after-tax earnings by approximately $20 million, or almost 30%. • Reduced loan-to-deposit ratio from 110.0% to 94.3%. • Significant improvement to shareholder metrics such as earnings-per- share, return-on-assets, return-on-equity and efficiency ratio.

HISTORIC PERFORMANCE

Loan Growth and Mix $0 $1,000,000,000 $2,000,000,000 $3,000,000,000 $4,000,000,000 $5,000,000,000 $6,000,000,000 $7,000,000,000 $8,000,000,000 199 5 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 2 0 1 3 201 4 201 5 2 0 1 6 1-4 Family Residential Mortgages Home Equity Loans Consumer Loans Commercial Real Estate Commercial and Industrial 9 7% 31% 8% 18% 36%

Deposit Growth and Mix $0 $1,000,000,000 $2,000,000,000 $3,000,000,000 $4,000,000,000 $5,000,000,000 $6,000,000,000 $7,000,000,000 $8,000,000,000 $9,000,000,000 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Savings Accounts Checking Accounts Money Market Accounts Certificates of Deposit 10 20% 23% 36% 21%

Net Income (in millions of dollars) $16.3 $18.1 $20.4 $22.2 $23.9 $30.9 $31.4 $37.9 $40.0 $48.9 $57.8 $53.0 $53.5 $58.9 $48.5 $61.1 $67.0 $67.4 $66.0 $60.6 $67.0 $84.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Excluding Gains and Losses on Sale of Assets, Write-Down on Assets, Amortization of Intangibles, Acquisition Expenses and Loss on Extinguishment of Debt 11

Earnings Per Share (Adjusted for Stock Splits and 2.25x Second-step Conversion) $0.13 $0.20 $0.19 $0.25 $0.25 $0.37 $0.39 $0.46 $0.49 $0.46 $0.44 $0.44 $0.30 $0.53 $0.64 $0.68 $0.73 $0.68 $0.71 $0.84 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 201 6 12 Excluding Gains and Losses on Sale of Assets, Write-Down on Assets, Amortization of Intangibles, Acquisition Expenses and Loss on Extinguishment of Debt

STOCK PERFORMANCE AND PER SHARE INFORMATION

Price Performance Since IPO COMPARISON OF CUMULATIVE TOTAL RETURN SINCE IPO IN 1994 Among Northwest Bancshares, Inc., the NASDAQ Composite Index and the NASDAQ Bank Index 14

Annual Dividends Per Share $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Current Dividend Yield - $.64/$18.03 = 3.55% 15

HIGHLIGHTS FOR 2016

Highlights for 2016 Shareholder Value • Paid regular dividends of $0.60 for an approximate dividend yield that exceeded 4.50% based upon the beginning of the year market value. • The market value of Northwest shares increased $4.64, or 35%, during 2016. • The combined return on Northwest shares in 2016 was almost 40%. • Announcement of Maryland divestiture 17

Highlights for 2016 Meeting Regulatory Expectations • Continued to strengthen our Enterprise Risk Management program to meet the expectations of a $10 billion bank. o Launched projects to strengthen the management of vendor risk, interest rate risk, liquidity risk and credit risk. o Developed a plan to implement capital stress testing as mandated by Dodd-Frank for banks with assets in excess of $10 billion. Implementation period will be 2-3 years with a cost of $4.0 million. When fully implemented, the ongoing annual cost is estimated to be approximately $3.0 million. 18

DIVISION UPDATE Production and Revenue Enhancement Division Steven G. Fisher, Chief Revenue Officer

Division Charge “Utilizing highly-effective sales processes to enhance customer procurement, deepen customer relationships and promote revenue growth.” Areas of Responsibility Region Presidents and Office Network Commercial Lending Trust and Retail Investments Retirement Services Insurance Marketing Sales Chief Revenue Officer Steven Fisher Senior EVP Production and Revenue Enhancement Division 20

Production and Revenue Team Highlights 2016 • Significant growth in … • Total loan production exceeded $1.5 billion with net loans increasing $483.6 million or 6.8% • Retail and business checking account balances increased by $671.8 million or 29.8% from the previous year. Checking accounts represent 36% of our deposit mix. • As a result of the growth in loans and checking, our net interest margin increased from 3.49% to 3.73% • Trust assets under management and administration increased to $1.2 billion and gross revenue increased by 6.3% over the previous year • Assets under management and administration by our Financial Advisors exceed $1.3 billion and gross revenue increased by 18.2% over the previous year • Acquired 6 Financial Advisors, including $455MM of assets under management as part of the First Niagara Branch acquisition • Newly acquired investment customers have over $280MM in retail deposits • As of March 2017, assets under management have increased 37.3% to over $619MM

Production and Revenue Team Highlights 2016 • Insurance Services gross revenue increased 14% • Aligned with our growth strategy, we acquired two agencies: • Best Agency – Butler, Pa (Southwest Region) • Winans Agency – Warren, Pa (Northwest Region) • J.D. Power Award • For the fifth time in seven years, our customers have ranked us “Highest in Customer Satisfaction with Retail Banking in the Mid-Atlantic Region,” according to JD Power and Associates 2016 Retail Banking Customer Satisfaction Survey • Northwest Brand • Realigned our pillars of business to reflect our current full-service offering – bank, borrow, invest, insure and plan • Evolved our name and visual identity across the enterprise – refreshed logo, transactional cards, website, online and mobile banking platforms, exterior signage, office merchandising, marketing collateral – to further differentiate our offering from the competition and enhance revenue growth

First Niagara Branch Acquisition • Purchased 18 offices with an average deposit base of $91.2 million • Acquired 145,000 deposit accounts and 26,000 loan accounts • Converted customer information from 25 different systems • Re-issued 54,000 debit and credit cards • Replaced 10 million checks • Mailed 95,000 conversion booklets to customers and in total, had 595,000 customer touches including email and telephone • Ran 40 miles of fiber optic and CAT6 cables • Imbedded 50 current Northwest personnel in the offices for a six to eight week period • Added 120 temporary associates to our Call Center to support call volumes • Conducted 8,500 hours of training to our new employees • Acquired an experienced management team and 180 banking professionals

DIVISION UPDATE Technology, Operations, Finance and Support Division William W. Harvey, Jr., Chief Financial Officer 24

Chief Financial Officer William Harvey Senior EVP Technology, Operations, Finance and Support Division Division Charge “Providing reliable support throughout our company while utilizing technology and streamlined processes to drive efficiency in all areas of our operations.” Areas of Responsibility Operations & Delivery Channels Info Technology/Process Improvement Finance Retail Lending Facilities

Financial Metrics

		2016*	2015**	2014	2013	2012	2011	2010
A	Net Income (000's)	$84,321	$67,012	$61,962	$66,559	$63,560	$64,151	$57,523
B	Asset Yield	4.19%	4.22%	4.24%	4.35%	4.65%	4.90%	5.02%
C	Cost of Funds	0.59%	0.93%	0.97%	1.03%	1.25%	1.52%	1.83%
D	Net Interest Margin	3.73%	3.49%	3.47%	3.52%	3.63%	3.66%	3.52%
E	Return on Average Assets	0.93%	0.80%	0.79%	0.84%	0.79%	0.80%	0.71%
F	Return on Average Equity	7.27%	6.08%	5.69%	5.87%	5.48%	5.24%	4.40%
G	Earnings per Share, diluted (EPS)	$0.84	$0.71	$0.68	$0.73	$0.68	$0.64	$0.53
H	Dividends per Share	$0.60	$0.56	$1.62	$0.50	$0.60	$0.43	$0.40
I	Closing Market Price	$18.03	$13.39	$12.53	$14.78	$12.14	$12.44	$11.78
J	Tangible Book Value (TBV)/Share	$8.17	$8.76	$9.34	$10.38	$10.14	$10.06	$10.26
K	Market Price/TBV	2.21x	1.53x	1.34x	1.42x	1.20x	1.24x	1.15x
L	Market Price/EPS	21.46x	18.86x	18.70x	20.25x	17.85x	19.44x	22.23x
M	Loans/Deposits	95.9%	109.2%	106.3%	102.4%	98.9%	96.0%	96.0%
N	# of Offices	176	181	162	165	165	168	171
L	Deposits/Office (000's)	$44.8	$36.5	$34.8	$34.4	$34.9	$34.4	$33.7

* Excludes $12.1 million ($6.7 million after tax) of restructuring and acquisition expenses related to the branch consolidation and First Niagara branch purchase, $37.0 million ($24.2 million after tax) FHLB borrowing prepayment penalty and $5.1 million ($3.7 million after tax) of ESOP termination expense.

** Excludes $9.7 million ($6.5 million after tax) of acquisition expense related to Lorain National Bank.

Branch Consolidation • Bank and branch consolidation is trending in the industry. • Capital investment is shifting from brick and mortar to technology. • Customer behavior is changing. Over the past five years check inclearings and teller transactions at Northwest are down 14%, and 21% respectively, while electronic banking channels, including online/mobile, ATM and card transactions, have increased over 40%. • Consolidated 24 branches into existing Northwest offices. Incurred $3.3 million in closing expenses in 2016 to save approximately $4.5 million annually. • Improved financial metrics Pre-initiative Post Initiative Peer Group Efficiency Ratio 67.4% 64.6% 61.1% Noninterest Expense/Assets 2.73% 2.62% 2.62% Deposits/branch (in millions) $34.8 $40.8 $48.1 ROA 0.79% 0.85% 1.01%

Enhancing Customer Convenience and Security • Multichannel payment solution providing customers more options to make loan payments via electronic check, ACH, Debit Card or Website • Collateral Store – offering print-on-demand capability in our branches to replace stocked brochures • New online and mobile banking platform – additional functionality including P2P and A2A transfers as well as enhanced security features through positive pay feature and risk/fraud analytics • Replaced all, approximately 300,000, debit and credit cards with EMV chip cards increasing transaction security • Offer access to Northwest debit and credit cards through ApplePay, SamsungPay and AndroidPay

Other Accomplishments • Completed the signage replacement on all Northwest facilities to support the new brand • Secured a region headquarters site in Williamsville, NY to house region management, lending and credit teams, compliance, commercial loan operations, training labs and a second call center • Recognized by Forbes as one of “America’s 50 Most Trustworthy Financial Companies”

Asset Quality ($ in millions) 2016 2015 2014 2013 2012 2011 2010 A Total Assets $9,623. 6 $8,952.9 $7,775. 0 $7,879.9 $7,941. 2 $7,957.7 $8,148. 2 B Average Loans $7,391. 5 $6,460.1 $5,883. 2 $5,682.4 $5,655. 2 $5,508.8 $5,487. 6 C Nonperforming assets (NPA) $85.1 $81.7 $96.8 $126.1 $148.1 $158.0 $169.2 D NPA/Assets 0.88% 0.91% 1.25% 1.60% 1.86% 1.99% 2.08% E Net Loan Chargeoffs $15.3 $14.6 $24.1 $20.4 $24.3 $39.4 $34.5 F Chargeoffs/Avg Loans 0.21% 0.23% 0.41% 0.36% 0.43% 0.72% 0.63% G Total Delinquent Loans $121.6 $135.2 $100.6 $131.6 $157.4 $174.9 $201.7 H Delinquent Loans/Loans 1.6% 1.9% 1.4% 2.3% 2.8% 3.2% 3.7%

STRATEGIC DIRECTION

Strategic Direction Critical Issues A. Will there be meaningful regulatory reform? B. Enhancing Shareholder Value • Enhancing Production Volume and Revenue Growth • Improving Profitability and Efficiency • Management of Capital C. Acquisition, Retention and Development of Talent D. Maintaining Effective Risk Management Oversight E. Crossing the $10 Billion Threshold F. Acquisitions will be pursued when they enhance our franchise and provide value to our shareholders. 32